UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 1, 2025

_______________________________________________________________________________
Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
_______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 3, 2025, Sunnova EZ-Own Portfolio, LLC (“EZOP” or “Borrower”), a wholly owned subsidiary of Sunnova Energy International Inc. (the “Company”), entered into that certain Amendment No. 1 to Third Amended and Restated Credit Agreement (the “EZOP Credit Agreement Amendment”), by and among EZOP, as borrower, Sunnova SLA Management, LLC, as manager (in such capacity, the “Manager”) and as servicer (in such capacity, the “Servicer”), Sunnova Asset Portfolio 7 Holdings, LLC, as seller (“Seller”), Atlas Securitized Products Administration, L.P., as administrative agent (the “Administrative Agent”), the lenders and other financial institutions from time to time party thereto (collectively, the “Lenders”), and the funding agents from time to time party thereto. Terms used but not defined herein shall have the meanings ascribed thereto in the EZOP Credit Agreement Amendment.

The EZOP Credit Agreement Amendment amended that certain Third Amended and Restated Credit Agreement, dated as of March 20, 2025 (the “EZOP Credit Agreement”), by and among EZOP, as borrower, the Manager, the Servicer, Seller, the Administrative Agent, the Lenders, the funding agents from time to time party thereto, Computershare Trust Company, National Association, as the paying agent, and U.S. Bank, National Association, as custodian, whereby the Administrative Agent and each Lender agreed to (i) provide the a one-day extension (which may be extended in consecutive increments of one (1) business day, in the Administrative Agent’s sole discretion, not to exceed seven (7) business days (each a “Deadline Extension”)) to the Borrower for the Borrower to pay at least ninety percent (90%) of all amounts due and payable to the approved channel partners and (ii) forbear from exercising any remedies (whether at law or under the EZOP Credit Agreement) solely in respect to an Event of Default caused by any Dealer Payment Related Borrowing Base Deficiency in existence as of April 3, 2025, and to automatically extend such forbearance period in consecutive increments of one (1) business day in connection with the granting of each Deadline Extension, if any, after April 3, 2025.

The foregoing description of the EZOP Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the EZOP Credit Agreement Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 1, 2025, the Company received a notification letter from the New York Stock Exchange (the “NYSE”) that the average closing price of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), over a 30 consecutive trading-day period was below $1.00 per share, which is the minimum average closing price per share required to maintain listing on the NYSE under Section 802.01C of the NYSE Listed Company Manual (the “Minimum Share Price Requirement”).

As required by the NYSE, the Company intends to respond to the NYSE within ten business days with respect to its intent to cure the share price deficiency. The Company has a period of six months following the receipt of the notice (the “cure period”) to regain compliance with the Minimum Share Price Requirement, with the possibility of extension at the discretion of the NYSE. In order to regain compliance, on the last trading day in any calendar month during the cure period, the Common Stock must have: (i) a closing price of at least $1.00 per share; and (ii) an average closing price of at least $1.00 per share over the 30 trading-day period ending on the last trading day of such month.

The notice has no immediate impact on the listing of the Common Stock, which will continue to be listed and traded on the NYSE during the cure period, subject to the Company’s compliance with the other continued listing requirements of the NYSE. The Common Stock will continue to trade on the NYSE under the symbol “NOVA” but will have an added designation of “.BC” to indicate the status of the Common Stock as “below compliance.” If the Company fails to regain compliance with Section 802.01C of the NYSE Listed Company Manual by the end of the cure period, the Common Stock will be subject to the NYSE’s suspension and delisting procedures.

If the Common Stock ultimately were to be delisted for any reason, it could negatively impact the Company as it would likely reduce the liquidity and market price of the Common Stock, reduce the number of investors willing to hold or acquire the Common Stock, and negatively impact the Company’s ability to access equity markets and obtain financing.

The NYSE notification does not affect the Company’s business operations or its Securities and Exchange Commission reporting obligations and does not result in a default under any of the Company’s material debt agreements. If the Common Stock were to be removed from listing on the NYSE (and the Common Stock were not to become listed on other specified stock exchanges), holders of our 0.25% convertible senior notes and 2.625% convertible senior notes would have a right to require us to repurchase their notes.

Item 7.01. Regulation FD Disclosure.

On April 4, 2025, the Company issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information included in this Current Report on Form 8-K (the “Current Report”) under Item 7.01 and Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”).

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the Company's ability to continue negotiations surrounding the EZOP Credit Agreement and obtain any additional waivers, consents or extensions under the EZOP Credit Agreement, the Company’s ability to regain compliance with the NYSE’s continued listing standard and the Company’s ability to successfully execute its business and financial strategies. All statements, other than statements of historical fact, are forward-looking statements. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risks and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and subsequent Quarterly Reports on Form 10-Q. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
10.1
Amendment No. 1 to Third Amended and Restated Credit Agreement (SLA), dated as of April 3, 2025, by and among Sunnova EZ-Own Portfolio, LLC, Sunnova SLA Management, LLC, Sunnova Asset Portfolio 7 Holdings, LLC, the financial institutions parties thereto, each funding agent representing a group of lenders party thereto, and Atlas Securitized Products Administration, L.P.

99.1	Sunnova Energy International Inc. Press Release dated April 4, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: April 4, 2025	By:	/s/ David Searle
David Searle
Executive Vice President, General Counsel and Chief Compliance Officer